UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 20, 2011

ValueVision Media, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-20243	41-1673770
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6740 Shady Oak Road, Eden Prairie, Minnesota		55344-3433
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-943-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

a) Resignation of Senior Vice President and General Counsel

On January 20, 2011, we announced that our Senior Vice President & General Counsel, Nathan Fagre, has resigned effective January 28, 2011, to join a global consumer products company as its General Counsel. We will begin searching immediately for Mr. Fagre’s replacement. Mr. Fagre will participate with us to ensure an orderly transition in responsibilities. On January 20, 2011, we also announced that we have appointed Teresa Dery as our acting General Counsel. Ms. Dery, our Associate General Counsel, will assume Mr. Fagre’s duties as General Counsel until a permanent replacement can be named.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ValueVision Media, Inc.

January 20, 2011	By:	/s/ Nathan E. Fagre

Name: Nathan E. Fagre
Title: Senior Vice President, General Counsel and Secretary